UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 21, 2009

BPO Management Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-13591	23-2214195
(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock Street, Suite 200, Anaheim Hills, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

(714) 974-2670

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes in Registrant’s Certifying Accountant.

Prior to the reverse merger of Outsourcing Merger Sub, Inc., a wholly owned subsidiary of Healthaxis Inc., with and into BPO Management Services, Inc., a Delaware corporation, the independent registered public accounting firm of BPO Management Services, Inc., a Pennsylvania corporation (formerly Healthaxis Inc.) was McGladrey & Pullen, LLP (“McGladrey”). Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) served as the independent registered public accounting firm of BPO Management Services, Inc., a Delaware corporation.

As approved by the audit committee of the board of directors of BPO Management Services, Inc., a Pennsylvania corporation (the “Registrant”), on January 21, 2009 Moore Stephens was retained as the Registrant’s registered independent accountant to take over the audit responsibilities from McGladrey, and McGladrey was dismissed on that same date.

During our two most recent fiscal years, McGladrey’s report on our financial statements did not include an adverse opinion or a disclaimer or opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  During our two most recent fiscal years and through McGladrey’s dismissal on January 21, 2009, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreements in connection with its report, and no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred.

During the fiscal years ended December 31, 2008 and 2007 and through the date hereof, neither the Registrant (then known as Healthaxis Inc.) nor anyone acting on the Registrant’s behalf consulted Moore Stephens with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor was oral advice provided that Moore Stephens concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We provided McGladrey with a copy of this disclosure on January 23, 2009, providing McGladrey with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating with respect to which disclosure it does not agree.  A letter from McGladrey dated January 27, 2009 is filed as Exhibit 16.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

 (d)          Exhibits

Exhibit No.	Description
16.1	Letter dated January 27, 2009 to the Securities and Exchange Commission from McGladrey & Pullen, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2009

BPO MANAGEMENT SERVICES, INC.

By:	/s/ James Cortens
James Cortens
Chief Operating Officer, President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated January 27, 2009 to the Securities and Exchange Commission from McGladrey & Pullen, LLP.